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This is filed pursuant to Rule 497(e).

ALLIANCE CAPITAL [Logo]                  THE ALLIANCE STOCK FUNDS
_________________________________________________________________

Supplement dated July 16, 1998 to Prospectus dated
February 2, 1998 of The Alliance Stock Funds


         Alliance Income Builder Fund, Inc. ("Income Builder Fund") and Strategic Balanced Fund, a series of The Alliance Portfolios ("Strategic Balanced Fund"), have suspended sales of shares other than sales to shareholders as of the close of business on July 15, 1998 in the case of Income Builder Fund and July 16, 1998 in the case of Strategic Balanced Fund. This action is being taken in conjunction with approval by the Board of Directors of Income Builder Fund and the Board of Trustees of The Alliance Portfolios of separate Agreements and Plans of Reorganization and Liquidation ("Plans") pursuant to which the assets and liabilities of Income Builder Fund and Strategic Balanced Fund will be exchanged for shares of Alliance Balanced Shares, Inc. ("Balanced Shares"), a non-diversified open-end investment company sponsored by Alliance.

         The Board of Directors of Income Builder Fund and the Board of Trustees of The Alliance Portfolios have called meetings of the shareholders of Income Builder Fund and Strategic Balanced Fund to vote on the Plans to be held on October 12, 1998. Proxy materials describing Balanced Shares and the terms of the proposed acquisitions will be mailed prior to the meetings to shareholders of record of Income Builder Fund and Strategic Balanced Fund as of the close of business on August 14, 1998. If approved at the meetings, it is expected that the acquisitions will occur shortly thereafter. Shareholder approval of one acquisition is independent of shareholder approval of the other acquisition. Accordingly, the closing of one acquisition is not contingent upon the closing of the other acquisition.


(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.












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